                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                     FORM 8-K





                                  CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    March 9, 1995

                          Illinois Central Corporation
              Exact name of Registrant as specified in its charter

Delaware                    1-10720                   13-3545405
(State or other            (Commission           (IRS Employer
 jurisdiction of            File No.)             Identification No.)
 incorporation)





455 North Cityfront Plaza Drive, Chicago, Illinois         60611-5504
    (Address of principal executive offices)               (Zip Code)



  Registrant's telephone number, including area code (312) 755-7500
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Item 5.  Other Events


         Exhibit 23 Consent of Arthur Andersen LLP, certified public accountants, updating consent filed in Annual Report on Form 10-K for the year ended December 31, 1994 filed on March 8, 1995.
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                                  SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant as duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                    ILLINOIS CENTRAL CORPORATION


                                             /s/JOHN V. MULVANEY
                                                John V. Mulvaney

                                                  Controller



Date: March 9, 1995